Exhibit 10.2

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 15, 2022 (the “Effective Date”), by and among TREAN INSURANCE GROUP, INC., a Delaware corporation (“Holdings”), TREAN CORPORATION, a Minnesota corporation (“Trean”), BENCHMARK ADMINISTRATORS, LLC (“BA LLC” and together with Holdings and Trean, collectively the “Borrower”), the other Loan Parties party hereto, the banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), and FIRST HORIZON BANK, in its capacity as administrative agent and collateral agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 16, 2020 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 6, 2022, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2022, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders committed to make certain loans and other financial accommodations to the Borrower upon the terms and conditions set forth therein;

WHEREAS, Borrower and the other Loan Parties have requested that Administrative Agent and the Lenders amend certain provisions of the Credit Agreement, and subject to the terms and conditions of this Amendment, Administrative Agent and the Lenders have agreed to make such amendments;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the other Loan Parties, the Lenders and Administrative Agent do hereby agree that capitalized terms used herein (including the recitals hereto) and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement and further agree as follows:

1. ACKNOWLEDGMENTS.

a. Acknowledgment of Obligations. All Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Loan Parties to the Lenders, are unconditionally owing by the Loan Parties, all without offset, defense or counterclaim of any kind, nature or description whatsoever.

b. Acknowledgment of Liens. Each of the Loan Parties hereby acknowledges, confirms and agrees that Administrative Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first priority liens (subject to certain Liens expressly permitted by the terms and conditions of the Credit Agreement) upon and security interests in the Collateral heretofore granted by the Loan Parties to Administrative Agent on behalf of the Lenders pursuant to the Loan Documents.

c. Binding Effect of Documents. Each of the Loan Parties hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered by it to Administrative Agent, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and no Loan Party has a valid defense to the enforcement of such obligations and (c) Administrative Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for them in the Loan Documents and applicable law.

2. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, including, without limitation, the conditions precedent set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

a. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in correct alphabetical order:

“Third Amendment Effective Date”: means December 15, 2022.

“Third Amendment Effective Date Merger”: merger of Treadstone Merger Sub Inc., a Delaware corporation with and into Holdings, with Holdings as the surviving corporation.

“Third Amendment Effective Date Merger Agreement”: Agreement and Plan of Merger, dated as of the Third Amendment Effective Date, by and among Treadstone Parent Inc., a Delaware corporation a Delaware corporation Treadstone Merger Sub Inc., a Delaware corporation, and Holdings, providing for, among other things, the Third Amendment Effective Date Merger.

b. Section 1.1 of the Credit Agreement is hereby amended and restated by replacing the following definition:

“Management Fee Subordination Agreement”: (i) the Consulting Fee Subordination Agreement of dated as of the Initial Closing Date by and among the Administrative Agent, Altaris Capital Partners, LLC, Holdings and the Borrower; provided that, as of the First Amended and Restated Closing Date, Exhibit A of such Consulting Fee Subordination Agreement was deemed to have been amended, as of May 1, 2017, in accordance with the amendment, dated as of May 1, 2017, to the Sponsor Management Agreement (the “Existing Management Fee Subordination Agreement”), and all payments made prior to the First Amended and Restated Closing Date in accordance with the terms of such amendment were deemed to have been approved for all purposes by the Administrative Agent and the Lenders and (ii) on and after the consummation of the Third Amendment Effective Date Merger, that certain consulting fee subordination agreement substantially in the form of the Existing Management Fee Subordination Agreement (or such other form reasonably acceptable to the Administrative Agent) executed in connection with the consummation of the Third Amendment Effective Date Merger, which management fee subordination agreement shall amend and restate in its entirety the Existing Management Fee Subordination Agreement.

c. Section 7.4 of the Credit Agreement is hereby amended to add the following new clause (e) at the end of such section:

“(e) the Third Amendment Effective Date Merger is permitted.”

d. Clause (a) of Section 7.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new clause (a).

“(a) consummate the Third Amendment Effective Date Merger;”

e. Clause (k) of Section 8.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new clause (k).

“(k) (i) (a) prior to the occurrence of the first public offering by Holdings (or by its direct or indirect parent company) of Capital Stock in Holdings (or in its direct or indirect parent company, as the case may be) on or after the Closing Date pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act (a “Qualified Initial Public Offering”), failure of the Sponsor to maintain ownership, directly or indirectly, beneficially and of record, of 51% or more of the outstanding voting Capital Stock in Holdings, (b) after the occurrence of a Qualified Initial Public Offering, any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, but excluding any employee benefit plan and/or person acting as the trustee, agent or other fiduciary or administrator therefor) other than the Sponsor is or shall at any time become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of the greater of (I) 30% or more on a fully diluted basis of the voting interests in Holdings’ Capital Stock and (II) the percentage (measured on a fully diluted basis) of the voting interests in Holdings’ Capital Stock then owned, directly or indirectly, by Sponsor free and clear of all Liens or (c) after the consummation of the Third Amendment Effective Date Merger, failure of the Sponsor to maintain ownership, directly or indirectly, beneficially and of record, of 51% or more of the outstanding voting Capital Stock in Holdings or (ii) Holdings ceases to own one hundred percent (100%) of the issued and outstanding Capital Stock of the Borrower, in each instance in clauses (i) and (ii), free and clear of all Liens, rights, options, warrants or other similar agreements or understandings, other than Liens in favor of the Administrative Agent, for the benefit of the Lenders; or”

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment, including the amendments set forth in Section 2 above, is subject to the following:

(a) The receipt by the Administrative Agent of one or more counterparts of this Agreement duly executed and delivered by the Borrower, Holdings, each other Loan Party, and the Administrative Agent and the Lenders.

(b) The representations and warranties set forth in this Amendment are true and correct in all material respects (without duplication of any materiality qualifier contained therein).

4. REPRESENTATIONS AND WARRANTIES. Borrower, and each other Loan Party by executing the Acknowledgment and Consent attached hereto, hereby represents and warrants with and to Administrative Agent and the Lenders as follows:

(a) Representations and Warranties. On and as of the date hereof, and after giving effect to this Amendment: (i) each of the representations and warranties contained in the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date of this Amendment (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality qualification, in which case such representations and warranties shall be true and correct in all respects) with the same full force and effect as if each of such representations and warranties had been made by such Person on the date hereof and in this Amendment, except for any representation and warranty that for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality qualification, in which case such representations and warranties shall be true and correct in all respects as of such earlier date), and (ii) no Default or Event of Default exists.

(b) Material Adverse Effect. Since December 31, 2021, there has been no development, event or change in condition that has had or could reasonably be expected to have a Material Adverse Effect.

(c) Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to Administrative Agent and the Lenders by the Borrower and each of the other Loan Parties and are in full force and effect, as modified hereby.

(d) No Conflict, Etc. The execution and delivery and performance of this Amendment by the Borrower and each of the other Loan Parties will not (i) contravene the terms of any of that Person’s organizational documents, (ii) conflict with or result in any material breach or contravention of, or result in the creation of any Lien (other than Liens securing the Obligations) under, any document evidencing any material contractual obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (iii) violate any material Requirement of Law in any material respect.

(e) Events of Default. Immediately prior to, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

5. PROVISIONS OF GENERAL APPLICATION.

(a) Effect of this Amendment. Except for the amendments expressly set forth and referred to in Section 2, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified and confirmed by all parties hereto as of the date hereof. In the event of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Loan Party’s Obligations under or in connection with the Credit Agreement or any of the other Loan Documents or to modify, affect or impair the perfection or continuity of Administrative Agent’s security interests in, security titles to or other liens on any Collateral for the Obligations. The Credit Agreement and this Amendment shall be read and construed as one agreement. Administrative Agent and the Lenders hereby notify the Loan Parties that, effective from and after the date of this Amendment, Administrative Agent and the Lenders intend to enforce all of the provisions of the Loan Documents and that Administrative Agent and the Lenders expect that the Loan Parties will strictly comply with the terms of the Loan Documents from and after this date.

(b) Loan Document. The parties hereto acknowledge, confirm and agree that this Amendment shall constitute a Loan Document under the Credit Agreement.

(c) Costs and Expenses. The Loan Parties absolutely and unconditionally agree to pay to Administrative Agent, on demand by Administrative Agent at any time and as often as the occasion therefore may require reasonable costs and expenses actually incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses which shall at any time be incurred or sustained by Administrative Agent or any of its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith, all in accordance with the terms and conditions set forth in Section 10.5 of the Credit Agreement.

(d) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

(e) Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(f) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Administrative Agent or any Lender shall affect the representations and warranties or the right of Administrative Agent or the Lenders to rely upon them.

(g) Releases. As a material inducement to Administrative Agent and the Lenders to enter into this Amendment and to grant concessions to the Loan Parties, all in accordance with and subject to the terms and conditions of this Amendment, each Loan Party:

(i) Does hereby remise, release, acquit, satisfy and forever discharge Administrative Agent and the Lenders and their subsidiaries and affiliates, and all of their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns (each a “Releasee” and collectively, the “Releasees”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, arguments, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing or whether known or unknown, which any Loan Party now has or hereafter can, shall or may have by reason of any manner, cause or things, from the beginning of the world to and including the date of this Amendment, with respect to matters arising out of, in connection with or related to (A) any and all obligations owed or owing to any Releasee under any document evidencing financial arrangements by, among and between such Releasee and any Loan Party, relating to the Credit Agreement, and including, but not limited to, the administration or funding thereof; (B) the Credit Agreement and indebtedness evidenced and secured thereby; or (C) any other agreement or transaction between any Loan Party and any Releasee entered into in connection with the Credit Agreement, except that the Loan Parties shall have no obligation hereunder to a Releasee with respect to any of the foregoing matters resulting from the gross negligence or willful misconduct of such Releasee as finally determined by a court of competent jurisdiction.

(ii) Does hereby covenant and agree never to institute or cause to be instituted or continued prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Releasee by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claim arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment; and, further provided that the foregoing release and covenant not to sue shall not apply to any rights or claims, if any, of any third party creditors of any Loan Party. If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party and its successors, assigns and legal representatives, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(iii) Does hereby expressly acknowledge and agree that the covenants and agreements of Administrative Agent and the Lenders contained in this Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Administrative Agent or any Lender or as any admission by Administrative Agent or any Lender of the existence of claims by any Loan Party against Administrative Agent, the Lenders or any other Releasee. Each Loan Party, Administrative Agent and the Lenders acknowledge and agree that the value to the Loan Parties of the covenants, consents and agreements on the part of Administrative Agent and the Lenders contained in this Amendment substantially and materially exceed any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by the Loan Parties.

(iv) Notwithstanding anything contained in this Amendment, the general release set forth in this Amendment shall not extend to and shall not include any duties or obligations of Administrative Agent or the Lenders in the Credit Agreement as modified by this Amendment or in any of the Loan Documents.

(h) Entire Agreement. This Amendment represents the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof and supersedes all prior understandings, negotiations, correspondence and agreements of the parties regarding such subject matter.

(i) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF OTHER THAN SUCH SECTION 5-1401.

(j) Incorporation of Credit Agreement Provisions. The provisions contained in Sections 10.9, 10.12, and 10.17 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(k) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

TREAN CORPORATION, a Minnesota corporation

By: /s/ Nicholas J. Vassallo

Name: Nicholas J. Vassallo

Title: Chief Financial Officer and Treasurer

BENCHMARK ADMINISTRATORS, LLC, a California limited liability company

By: /s/ Nicholas J. Vassallo

Name: Nicholas J. Vassallo

Title: Chief Financial Officer and Treasurer

TREAN INSURANCE GROUP, INC., a Delaware corporation, as Holdings and a Borrower By: /s/ Nicholas J. Vassallo Name: Nicholas J. Vassallo Title: Chief Financial Officer and Treasurer

TREAN

THIRD AMENDMENT TO SECOND A&R CREDIT AGREEMENT

SIGNATURE PAGE

OTHER LOAN PARTIES: WESTCAP INSURANCE SERVICES, LLC, a California limited liability company By: /s/ Nicholas J. Vassallo Name: Nicholas J. Vassallo Title: Chief Financial Officer and Treasurer

TREAN REINSURANCE SERVICES, LLC,

a Minnesota limited liability company

By: /s/ Nicholas J. Vassallo

Name: Nicholas J. Vassallo

Title: Chief Financial Officer and Treasurer

COMPSTAR INSURANCE SERVICES, LLC, a California limited liability company

By: /s/ Nicholas J. Vassallo

Name: Nicholas J. Vassallo

Title: Chief Financial Officer and Treasurer

TREAN

THIRD AMENDMENT TO SECOND A&R CREDIT AGREEMENT

SIGNATURE PAGE

FIRST HORIZON BANK, as Administrative Agent, Swingline Lender and a Lender

By:	/s/ Leslie Johnson
Name: Leslie Johnson
Title: Group Head – Healthcare Sponsor Finance

TREAN

THIRD AMENDMENT TO SECOND A&R CREDIT AGREEMENT

SIGNATURE PAGE